                                                                EXHIBIT 10.47.7


                      SEVENTH AMENDMENT TO CREDIT AGREEMENT

                  THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is entered into as of June 28, 2002, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation formerly known as Western Digital Corporation ("Borrower"), the other credit parties party hereto (each individually a "Credit Party" and collectively, the "Credit Parties"), the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

         A. Borrower, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Credit Agreement dated as of September 20, 2000, as amended by the First Amendment to Credit Agreement dated as of March 8, 2001, the Second Amendment to Credit Agreement dated as of March 23, 2001, the Third Amendment to Credit Agreement dated as of April 7, 2001, the Fourth Amendment to Credit Agreement dated as of September 26, 2001, the Fifth Amendment to the Credit Agreement dated as of December 21, 2001, and the Sixth Amendment to the Credit Agreement dated as of January 11, 2002 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

         B. Borrower has requested that Co-Agents and Requisite Lenders amend the Credit Agreement, and Co-Agents and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

                  1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

                  2. Amendment to Credit Agreement.

                           (a) Section 6.1(viii)(B) of the Credit Agreement is
hereby amended by deleting the reference to "and under the definition of "Permitted Excluded Subsidiary Transactions" set forth in Annex A" therein.

                           (b) Sections 6.2(c) and 6.3(a)(vi) of the Credit
Agreement are hereby amended by deleting the reference to "Permitted Excluded Subsidiary Transactions and" therein.

                           (c) Section 6.3(b) of the Credit Agreement is hereby
amended by (i) deleting the "and" immediately preceding clause (iv), (ii) replacing the period at the end thereof with "; and" and (iii) adding the following new clause (v) at the end thereof:

                           (v) the repayment of Subordinated Debt to the extent permitted in Section 6.14.

                           (d) Section 6.5(b)(iii) of the Credit Agreement is
hereby amended by adding "repurchase or" immediately preceding the reference therein to "refinance".

                           (e) Section 6.14 of the Credit Agreement is hereby
amended by (i) deleting the "and" immediately preceding clause (f), (ii) replacing the period at the end thereof with "; and" and (iii) adding the following new clause (g) at the end thereof:

                           (g) the redemption, purchase, retirement, defeasance or similar payments made to holders of Borrower's Subordinated Debt so long as such payments do not exceed $15,000,000 in the aggregate during any Fiscal Quarter.

                           (f) The following definitions are hereby added to
Annex A to the Credit Agreement in appropriate alphabetical order:

                           "Designated Eligible Foreign Account" shall mean an Eligible Foreign Account that is an obligation of any of the Account Debtors listed on Annex K.

                           "Seventh Amendment" shall mean the Seventh Amendment to Credit Agreement dated as of June 18, 2002.

                           (g) Annex A to the Credit Agreement is hereby amended
by deleting the definitions of the following terms:

                                    (i) "Combined Expenditures"; and

                                    (ii) "Permitted Excluded Subsidiary
                                         Transactions".

                           (h) Clause (b) of the definition of the term
"Borrowing Base" in Annex A to the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                                    (b) the least of (i) $50,000,000, (ii) 25%
                  of the value of all Collateral included in clauses (a), (b) and (c) of this definition of "Borrowing Base," and (iii) (A) 85% of (I) Borrower's Designated Eligible Foreign Accounts,


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
                  in each case up to the respective Eligibility Cap listed on Annex K for each foreign Account Debtor of Borrower set forth on Annex K, and (II) Borrower's Eligible Foreign Accounts (other than the Designated Eligible Foreign Accounts), subject to an acceptable credit review by Co-Agents of the foreign Account Debtors of Borrower, minus (B) the Dilution Reserve with respect to such Eligible Foreign Accounts; plus

                                    (i) Paragraph (a) of Annex G to the Credit
Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                                             (a) Maximum Capital Expenditures.
                                    Borrower and its subsidiaries (other than the Excluded Subsidiaries) on a consolidated basis shall not make aggregate Capital Expenditures, at the end of each Fiscal Quarter set forth below for the 12-month period then ended, that exceed the respective amounts set forth opposite such periods:

                          Period Ending On                Maximum Capital Expenditures
                          ----------------                ----------------------------
                          June 28, 2002                   $65,000,000
                          September 27, 2002              $75,000,000
                          December 27, 2002               $75,000,000
                          March 28, 2003                  $80,000,000
                          June 27, 2003                   $80,000,000

                                    provided; that, beginning with the Fiscal
                                    Year ending June 28, 2002, and for each
                                    Fiscal Year thereafter, to the extent that the maximum capital expenditure amount identified above (the "Maximum Capital Expenditure") for any such Fiscal Year (i.e., Year 1) exceeds the amount of Capital Expenditures actually made by Borrower and such Subsidiaries during such Fiscal Year (such excess being the "Excess Amount"), then the amount of permitted Capital Expenditures for each period above that ends during the immediately succeeding Fiscal Year (i.e., Year 2) will be increased by the positive amount (the "Carry Over Amount") equal to (i) the lesser of (A) the Excess Amount and (B) 25% of the amount of the Maximum Capital Expenditure for such Fiscal Year (i.e., Year 1), minus (ii) that portion of the Excess Amount, if any, expended during a previous period during such succeeding Fiscal Year. For purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in any Fiscal Quarter.

                                    (j) Paragraph (c) of Annex G to the Credit
Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                                             (c) Minimum Tangible Net Worth.
                                    Borrower and its subsidiaries (other than the Excluded Subsidiaries) on a consolidated basis shall maintain Tangible Net Worth, at the end of each Fiscal Quarter set forth below, equal to or greater than the respective amounts set forth opposite such periods:

                          Period Ending On                 Tangible Net Worth
                          ----------------                 ------------------
                          June 28, 2002                    $81,600,000
                          September 27, 2002               $89,000,000
                          December 27, 2002                $100,100,000
                          March 28, 2003                   $109,100,000
                          June 27, 2003                    $117,800,000


                                    (k) Paragraph (d) of Annex G to the Credit
Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                                             (d) Borrower and its Subsidiaries
                                    (other than the Excluded Subsidiaries) on a consolidated basis shall not make New Venture Investments (i) in an aggregate amount that exceeds $5,000,000 during the Fiscal Quarter ending on June 28, 2002, or
                                    (ii) in any amount on or after June 29,
                                    2002.

                                    (l) GE Capital's wire transfer information
in Annex H to the Credit is hereby amended by deleting the reference to "Bankers Trust" as the Bank Name therein and replacing it with "Deutsche Bank Trust Company Americas" in lieu therefor.

                                    (m) Annex K to the Credit Agreement is
hereby added to the Credit Agreement, a copy of which is attached hereto as APPENDIX A.

                                    (n) Index of Appendices to the Credit
Agreement is hereby deleted in its entirety and the revised version of the Index of Appendices attached hereto as APPENDIX B is substituted in lieu thereof.

                  3. Waivers under Credit Agreement.

                           (a) Pursuant to Section 6.1(a) of the Credit
Agreement, Credit Parties are prohibited from forming or acquiring any Subsidiary except as otherwise provided therein. Co-Agents and Requisite Lenders have been informed that Borrower has formed Western Digital Korea, Ltd., a corporation organized under the laws of the Republic of Korea ("WD Korea"), which is a wholly-owned Subsidiary of Borrower. At the request of Borrower, Co-Agents and Requisite Lenders hereby waive any Default or Event of Default that has occurred as a result of the formation of WD Korea; provided, that (i) WD Korea shall remain a wholly-owned Subsidiary of Borrower, (ii) the aggregate amount of capital paid or payable to WD Korea by Borrower or any other Credit Party as of any date shall not exceed the amount of $5,000,000, (iii) the fair market value of the assets of WD Korea shall not be in excess of $10,000,000, and (iv) WD Korea shall be an Excluded Subsidiary for purposes of the Credit Agreement and the other Loan Documents. If Borrower, any other Credit Party, or WD Korea fails to comply with either clauses (i), (ii) or (iii) of the preceding sentence, then such failure shall constitute an Event of Default under the Loan Documents.

                           (b) Pursuant to Section 6.14 of the Credit Agreement,
Credit Parties are prohibited from making any Restricted Payments except as otherwise provided therein. Co-Agents and Requisite Lenders have been informed that Borrower has made Restricted Payments prior to the date hereof to holders of Borrower's Subordinated Debt in connection with the redemption, purchase, retirement or defeasance of Subordinated Debt in the aggregate amount of $13,437,532.00. At the request of Borrower, Co-Agents and Requisite Lenders hereby waive any Default or Event of Default that has occurred as of the date hereof as a result of payments made by Borrower to holders of Borrower's Subordinated Debt in the aggregate amount of $13,437,532.00, in connection with the redemption, purchase, retirement or defeasance of the Subordinated Notes described in that certain list of Subordinated Notes previously provided by Borrower to Agent and Requisite Lenders.

                  4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                           (a) receipt by Co-Agents of this Amendment duly
executed by Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders;

                           (b) payment of a $50,000 amendment fee by Borrower to
Agent, for the ratable benefit of Lenders; and

                           (c) the absence of any Defaults or Events of Default
as of the date hereof.

                  5. Entire Agreement. This Amendment, together with the Credit Agreement, the other Loan Documents and the letter agreement of even date herewith among Borrower, each of the other Credit Parties, Co-Agents and Requisite Lenders, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

                  6. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Co-Agents in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.

                  7. Reaffirmation by Guarantors. Each Credit Party that is also a Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

                  8. Miscellaneous.

                           (a) Counterparts. This Amendment may be executed in
identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                           (b) Headings. Section headings used herein are for
convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.



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
                           (c) Recitals. The recitals set forth at the beginning
of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                           (d) Effect. Upon the effectiveness of this Amendment,
from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                           (e) No Novation. Except as expressly provided in
Sections 2 and 3 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of any Co-Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or
(iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                           (f) Conflict of Terms. In the event of any
inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.



                  [Remainder of Page Intentionally Left Blank]

                  IN WITNESS WHEREOF, this Seventh Amendment to Credit Agreement has been duly executed as of the date first written above.

                                       GENERAL ELECTRIC CAPITAL CORPORATION,
                                       as Administrative Agent, a Co-Agent and
                                       a Lender


                                       By:  /s/ Scott B. Kaplan
                                          --------------------------------------
                                       Name:    Scott B. Kaplan
                                            ------------------------------------
                                                Duly Authorized Signatory

                                       BANK OF AMERICA, N.A.,
                                       as Documentation Agent, a Co-Agent and
                                       a Lender


                                       By:  /s/ David Knoblauch
                                          --------------------------------------
                                       Name:    David Knoblauch
                                            ------------------------------------
                                       Title:   SVP
                                             -----------------------------------

                                       THE CIT GROUP/BUSINESS CREDIT, INC.,
                                       as a Lender


                                       By:  /s/ Dale George
                                          --------------------------------------
                                       Name:    Dale George
                                            ------------------------------------
                                       Title:   Vice President
                                             -----------------------------------


                                       WESTERN DIGITAL TECHNOLOGIES, INC.,
                                       a Delaware corporation formerly known as Western Digital Corporation


                                       By:  /s/ Steven M. Slavin
                                          --------------------------------------
                                       Name:    Steven M. Slavin
                                            ------------------------------------
                                       Title: Vice President, Taxes & Treasurer
                                            ------------------------------------










                    [Signatures Continued on Following Page]




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
                                       WESTERN DIGITAL (U.K.), LTD.,
                                       a corporation organized under the laws
                                       of the United Kingdom


                                       By: /s/ Michael A. Cornelius
                                          --------------------------------------
                                       Name:   Michael A. Cornelius
                                            ------------------------------------
                                       Title:  Assistant Secretary
                                             -----------------------------------

                                       WESTERN DIGITAL (I.S.) LIMITED,
                                       a corporation organized under the laws
                                       of Ireland


                                       By:  /s/ Michael A. Cornelius
                                          --------------------------------------
                                       Name:    Michael A. Cornelius
                                            ------------------------------------
                                       Title:   Director
                                             -----------------------------------

                                   APPENDIX A

                                     Annex K

                               to Credit Agreement

    List of Designated Eligible Foreign Account Debtors with Eligibility Caps



                                                             Eligibility Cap for all Accounts
Designated Eligible Foreign Account Debtor                   Owing by Foreign Account Debtor
------------------------------------------                   -------------------------------
Achieva Technology PTE Ltd.                                  $8,000,000
Al Yousuf LLC                                                $2,000,000
Digiland International Ltd.                                  $2,500,000
Elko Grupa AS                                                $3,500,000
Fujitsu Coworco Ltd.                                         $2,500,000
Genuine C & C (H.K.) Limited                                 $8,000,000
Giga-Byte Technology Co., Ltd.                               $2,000,000
Jamjoon Advanced Technology                                  $1,000,000
Karma Distribution (S) PTE Ltd.                              $7,500,000
North Africa Import Export & Contracting                     $2,000,000
ProCA spol. s r.o.                                           $1,000,000

                                   APPENDIX B

                               INDEX OF APPENDICES

Annex A (Recitals)                          -        Definitions
Annex B (Section 1.2)                       -        Letters of Credit
Annex C (Section 1.8)                       -        Cash Management System
Annex D (Section 2.1(a))                    -        Schedule of Documents
Annex E (Section 4.1(a))                    -        Financial Statements and Projections -- Reporting
Annex F (Section 4.1(b))                    -        Collateral Reports
Annex G (Section 6.10)                      -        Financial Covenants
Annex H (Section 9.9(a))                    -        Lenders' Wire Transfer Information
Annex I (Section 11.10)                     -        Notice Addresses
Annex J (Annex A)                           -        Commitments as of Closing Date
Annex K (Annex A)                           -        Designated Eligible Foreign Accounts

Exhibit 1.1(a)(i)                           -        Form of Notice of Revolving Credit Advance
Exhibit 1.1(a)(ii)                          -        Form of Revolving Note
Exhibit 1.1(b)(ii)                          -        Form of Swing Line Note
Exhibit 1.5(e)                              -        Form of Notice of Conversion/Continuation
Exhibit 4.1(b)                              -        Form of Borrowing Base Certificate
Exhibit 9.1(a)                              -        Form of Assignment Agreement

Schedule (1.1)                              -        Agent Representative
Disclosure Schedule (3.2)                   -        Executive Offices; Collateral Locations; FEIN
Disclosure Schedule (3.4(a))                -        Financial Statements
Disclosure Schedule (3.4(b))                -        Projections
Disclosure Schedule (3.6)                   -        Real Estate and Leases
Disclosure Schedule (3.7)                   -        Labor Matters
Disclosure Schedule (3.8)                   -        Ventures and Affiliates; Stock
Disclosure Schedule (3.11)                  -        Tax Matters
Disclosure Schedule (3.12)                  -        ERISA Plans
Disclosure Schedule (3.13)                  -        Litigation
Disclosure Schedule (3.15)                  -        Intellectual Property
Disclosure Schedule (3.17)                  -        Hazardous Materials
Disclosure Schedule (3.18)                  -        Insurance
Disclosure Schedule (3.19)                  -        Deposit and Disbursement Accounts
Disclosure Schedule (3.20)                  -        Government Contracts
Disclosure Schedule (3.22)                  -        Material Agreements
Disclosure Schedule (5.1)                   -        Trade Names
Disclosure Schedule (6.3)                   -        Indebtedness
Disclosure Schedule (6.5)                   -        Permitted Reorganization
Disclosure Schedule (6.6)                   -        Guaranteed Indebtedness
Disclosure Schedule (6.7)                   -        Existing Liens




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